Exhibit (a)(1)(B)

LETTER OF TRANSMITTAL

To Tender Shares of Common Stock

of

G1 THERAPEUTICS, INC.

at

$7.15 Per Share, Net in Cash

Pursuant to the Offer to Purchase dated August 20, 2024

by

GENESIS MERGER SUB, INC.,

an indirect wholly owned subsidiary of

PHARMACOSMOS A/S

THE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT ONE MINUTE AFTER

11:59 P.M., EASTERN TIME, ON SEPTEMBER 17, 2024,

UNLESS THE OFFER IS EXTENDED OR EARLIER TERMINATED.

THIS LETTER OF TRANSMITTAL SHOULD BE COMPLETED, SIGNED AND SENT TOGETHER WITH ALL OTHER DOCUMENTS, INCLUDING YOUR CERTIFICATES FOR SHARES OF COMMON STOCK, TO COMPUTERSHARE TRUST COMPANY, N.A. (THE “DEPOSITARY”) AT ONE OF THE ADDRESSES SET FORTH BELOW. DELIVERY OF THIS LETTER OF TRANSMITTAL OR OTHER DOCUMENTS OR INSTRUCTIONS TO AN ADDRESS OTHER THAN AS SET FORTH BELOW DOES NOT CONSTITUTE VALID DELIVERY. DELIVERIES TO GENESIS MERGER SUB, INC., PHARMACOSMOS A/S OR GEORGESON LLC (THE “INFORMATION AGENT”) WILL NOT BE FORWARDED TO THE DEPOSITARY AND THEREFORE WILL NOT CONSTITUTE VALID DELIVERY. DELIVERIES TO THE DEPOSITORY TRUST COMPANY WILL NOT CONSTITUTE VALID DELIVERY TO THE DEPOSITARY.

The Depositary for the Offer is:

Mail or deliver this Letter of Transmittal together with the certificate(s) representing your shares, to:

If by mail:	If delivering by express mail, courier or any other expedited service:
Computershare Trust Company, N.A. Voluntary Corporate Actions P.O. Box 43011 Providence, Rhode Island 02940-3011	Computershare Trust Company, N.A. Voluntary Corporate Actions 150 Royall Street, Suite V Canton, Massachusetts 02021

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DESCRIPTION OF SHARES TENDERED
Name(s) and Address(es) of Registered Holder(s) (Please fill in exactly as name(s) appear(s) on certificate(s))			Shares Surrendered (Attach additional list if necessary)
ACCOUNT NUMBER MR A SAMPLE DESIGNATION (IF ANY) ADD 1 ADD 2 ADD 3 ADD 4 ADD 5 ADD 6 TOT SHARES <<tot_shrs>>	Certificate Number(s)*	Number of Shares Represented by Certificate (s)*	Total Number of Shares Represented by Book Entry (electronic form)	Number of Shares **

Total Shares

*	Need not be completed by stockholders tendering solely by book-entry transfer.
**	Unless otherwise indicated, it will be assumed that all shares of common stock represented by certificates described above are being tendered hereby. See Instruction 4.

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THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE FOR THE DEPOSITARY WILL NOT CONSTITUTE VALID DELIVERY. YOU MUST SIGN THIS LETTER OF TRANSMITTAL IN THE APPROPRIATE SPACE PROVIDED BELOW, WITH SIGNATURE GUARANTEE, IF REQUIRED, AND COMPLETE THE IRS FORM W-9 SET FORTH BELOW (OR AN APPROPRIATE IRS FORM W-8 IF YOU ARE A NON-U.S. STOCKHOLDER), IF REQUIRED.

ALL QUESTIONS REGARDING THE OFFER SHOULD BE DIRECTED TO THE INFORMATION AGENT, GEORGESON LLC (THE “INFORMATION AGENT”), AT 866-461-6997 (TOLL FREE IN THE UNITED STATES) OR THE ADDRESS SET FORTH ON THE BACK PAGE OF THE OFFER TO PURCHASE.

IF YOU WOULD LIKE ADDITIONAL COPIES OF THIS LETTER OF TRANSMITTAL OR ANY OF THE OTHER OFFERING DOCUMENTS, YOU SHOULD CONTACT THE INFORMATION AGENT AT 866-461-6997 (TOLL FREE IN THE UNITED STATES).

This Letter of Transmittal is being delivered to you in connection with the offer by Genesis Merger Sub, Inc., a Delaware corporation (“Purchaser”) and an indirect wholly owned subsidiary of Pharmacosmos A/S, a Danish Aktieselskab, to purchase all of the outstanding shares of common stock, par value $0.0001 per share (the “Shares”), of G1 Therapeutics, Inc., a Delaware corporation (the “Company”), at a purchase price of $7.15 per Share in cash, without interest and subject to any withholding of taxes required by applicable legal requirements, upon the terms and subject to the conditions set forth in this Letter of Transmittal and the related Offer to Purchase by Purchaser, dated August 20, 2024 (the “Offer to Purchase,” which, together with this Letter of Transmittal, as they may be amended or supplemented from time to time, collectively constitute the “Offer”). The Offer expires at one minute following 11:59 P.M., Eastern Time, on the Expiration Date. “Expiration Date” means September 17, 2024, unless Purchaser, in accordance with the Offer, terminates the Offer or extends the period during which the Offer is open, in which event the term “Expiration Date” means such subsequent date on which the Offer, as so extended, expires.

The Offer is being made to all holders of Shares. Purchaser is not aware of any jurisdiction in which the making of the Offer or the acceptance thereof would be prohibited by securities, “blue sky” or other valid laws of such jurisdiction. If Purchaser becomes aware of any U.S. state in which the making of the Offer or the acceptance of Shares pursuant thereto would not be in compliance with an administrative or judicial action taken pursuant to a U.S. state statute, Purchaser will make a good faith effort to comply with any such law. If, after such good faith effort, Purchaser cannot comply with any such law, the Offer will not be made to (nor will tenders be accepted from or on behalf of) the holders of Shares in such state. In any jurisdictions where applicable laws require the Offer to be made by a licensed broker or dealer, the Offer shall be deemed to be made on behalf of Purchaser by one or more registered brokers or dealers licensed under the laws of such jurisdiction to be designated by Purchaser.

You should use this Letter of Transmittal to deliver to Computershare Trust Company, N.A. (the “Depositary”), Shares represented by stock certificates, or held in book-entry form on the books of the Company or of its Transfer Agent (as defined below), for tender. If you are delivering your Shares by book-entry transfer to an account maintained by the Depositary at The Depository Trust Company (“DTC”), you must use an Agent’s Message (as defined in Instruction 2 below). In this Letter of Transmittal, stockholders who deliver certificates representing their Shares are referred to as “Certificate Stockholders.”

If any certificate representing any Shares you are tendering with this Letter of Transmittal has been lost, stolen, destroyed or mutilated, you should contact the Company’s stock transfer agent, Computershare Trust Company,

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N.A. (the “Transfer Agent”) at 877 373 6374 (toll free in the United States) regarding the requirements for replacement. You may be required to post a bond to secure against the risk that such certificates may be subsequently recirculated. You are urged to contact the Transfer Agent immediately in order to receive further instructions, for a determination of whether you will need to post a bond and to permit timely processing of this documentation. See Instruction 10.

☐

CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER TO THE ACCOUNT MAINTAINED BY THE DEPOSITARY WITH DTC AND COMPLETE THE FOLLOWING (ONLY FINANCIAL INSTITUTIONS THAT ARE PARTICIPANTS IN DTC MAY DELIVER SHARES BY BOOK-ENTRY TRANSFER):

Name of Tendering Institution:

DTC Participant Number:

Transaction Code Number:

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NOTE: SIGNATURES MUST BE PROVIDED BELOW.

PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY.

Ladies and Gentlemen:

The undersigned hereby tenders to Genesis Merger Sub, Inc., a Delaware corporation (“Purchaser”), and an indirect wholly owned subsidiary of Pharmacosmos A/S, a Danish Aktieselskab (“Parent”), the above-described shares of common stock, par value $0.0001 per share (the “Shares”), of G1 Therapeutics, Inc., a Delaware corporation (the “Company”), pursuant to Purchaser’s offer to purchase each outstanding Share that is validly tendered and not validly withdrawn, at a purchase price of $7.15 per Share in cash (the “Offer Price”), without interest and subject to any withholding of taxes required by applicable legal requirements, upon the terms and subject to the conditions (including the Minimum Tender Condition, as defined in the Summary Term Sheet to the Offer to Purchase) set forth in the Offer to Purchase by Purchaser, dated August 20, 2024, which the undersigned hereby acknowledges the undersigned has received (the “Offer to Purchase,” which, together with this Letter of Transmittal, as they may be amended or supplemented from time to time, collectively constitute the “Offer”). The Offer expires at one minute after 11:59 P.M., Eastern Time, on the Expiration Date (the “Offer Expiration Time”). “Expiration Date” means September 17, 2024, unless Purchaser, in accordance with the Offer, terminates the Offer or extends the period during which the Offer is open, in which event the term “Expiration Date” means such subsequent date.

Upon the terms and subject to the conditions of the Offer (including, if the Offer is extended or amended, the terms and conditions of such extension or amendment), subject to, and effective upon, acceptance for payment for the Shares validly tendered herewith and not validly withdrawn on or prior to the Expiration Date in accordance with the terms of the Offer, the undersigned hereby sells, assigns and transfers to, or upon the order of, Purchaser, all right, title and interest in and to all of the Shares being tendered hereby and any and all cash dividends, distributions, rights, other Shares or other securities issued or issuable in respect of such Shares on or after the date hereof (collectively, “Distributions”). In addition, the undersigned hereby irrevocably appoints G1 Therapeutics, Inc. as the true and lawful agent and attorney-in-fact and proxy of the undersigned with respect to such Shares and any Distributions with full power of substitution (such proxies and power of attorney being deemed to be an irrevocable power coupled with an interest in the tendered Shares and any Distributions) to the full extent of such stockholder’s rights with respect to such Shares and any Distributions (a) to deliver certificates representing such Shares (the “Share Certificates”) and any Distributions, or transfer of ownership of such Shares and any Distributions on the account books maintained by The Depository Trust Company (“DTC”) or otherwise held in book-entry form, together, in either such case, with all accompanying evidence of transfer and authenticity, to or upon the order of Purchaser, (b) to present such Shares and any Distributions for transfer on the books of the Company, and (c) to receive all benefits and otherwise exercise all rights of beneficial ownership of such Shares and any Distributions, all upon the terms and subject to the conditions of the Offer.

The undersigned hereby irrevocably appoints each of the designees of Purchaser as the attorneys-in-fact and proxies of the undersigned, each with full power of substitution, to the full extent of such stockholder’s rights with respect to the Shares tendered hereby which have been accepted for payment and with respect to any Distributions. The designees of Purchaser will, with respect to such Shares and associated Distributions, be empowered to exercise all voting and any other rights of such stockholder, as they, in their sole discretion, may deem proper at any annual, special or adjourned meeting of the Company’s stockholders, by written consent in lieu of any such meeting or otherwise as such designee, in its, his or her sole discretion, deems proper with respect to all Shares and any associated Distributions. This proxy and power of attorney shall be irrevocable and coupled with an interest in the tendered Shares and any Distributions. Such appointment is effective when, and only to the extent that, Purchaser accepts the Shares tendered with this Letter of Transmittal for payment pursuant to the Offer. Upon the effectiveness of such appointment, without further action, all prior powers of attorney, proxies and consents given by the undersigned with respect to such Shares and any associated Distributions (other than prior powers of attorney, proxies or consent given by the undersigned to Purchaser or the Company) will be revoked, and no subsequent powers of attorney, proxies, consents or revocations (other

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than powers of attorney, proxies, consents or revocations given to Purchaser or the Company) may be given (and, if given, will not be deemed effective).

Purchaser reserves the right to require that, in order for Shares to be deemed validly tendered, immediately upon Purchaser’s acceptance for payment of such Shares, Purchaser must be able to exercise full voting, consent and other rights, to the extent permitted under applicable law, with respect to such Shares and any associated Distributions, including voting at any meeting of stockholders or executing a written consent concerning any matter.

The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Shares and any Distributions tendered hereby and, when the same are accepted for payment by Purchaser, Purchaser will acquire good, marketable and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances, and that the same will not be subject to any adverse claim. The undersigned hereby represents and warrants that the undersigned is the registered owner of the Shares, or the Share Certificate(s) have been endorsed to the undersigned in blank, or the undersigned is a participant in DTC whose name appears on a security position listing as the owner of the Shares. The undersigned will, upon request, execute and deliver any additional documents deemed by the Depositary or Purchaser to be necessary or desirable to complete the sale, assignment and transfer of the Shares tendered hereby and any associated Distributions. In addition, the undersigned shall promptly remit and transfer to the Depositary for the account of Purchaser any and all Distributions in respect of the Shares tendered hereby, accompanied by appropriate documentation of transfer and, pending such remittance or appropriate assurance thereof, Purchaser shall be entitled to all rights and privileges as owner of any such Distributions and may withhold the entire Offer Price or deduct from the Offer Price the amount or value thereof, as determined by Purchaser in its sole discretion.

It is understood that the undersigned will not receive payment for the Shares unless and until the Shares are accepted for payment and until the Share Certificate(s) owned by the undersigned are received by the Depositary at the address set forth above, together with such additional documents as the Depositary may require, or, in the case of Shares held in book-entry form, ownership of Shares is validly transferred on the account books maintained by DTC, and until the same are processed for payment by the Depositary.

THE METHOD OF DELIVERY OF THE SHARES (OR SHARE CERTIFICATES), THIS LETTER OF TRANSMITTAL AND ALL OTHER REQUIRED DOCUMENTS, INCLUDING DELIVERY THROUGH DTC, IS AT THE ELECTION AND RISK OF THE TENDERING STOCKHOLDER. DELIVERY OF THE SHARES (OR SHARE CERTIFICATES), THIS LETTER OF TRANSMITTAL AND ALL OTHER REQUIRED DOCUMENTS WILL BE DEEMED MADE, AND RISK OF LOSS OF THE SHARE CERTIFICATES SHALL PASS, ONLY WHEN THEY (OR EFFECTIVE AFFIDAVITS OF LOSS IN LIEU THEREOF) ARE ACTUALLY RECEIVED BY THE DEPOSITARY (INCLUDING, IN THE CASE OF A BOOK-ENTRY TRANSFER OF SHARES, BY BOOK-ENTRY CONFIRMATION WITH RESPECT TO SUCH SHARES). IF SUCH DELIVERY IS BY MAIL, IT IS RECOMMENDED THAT THE SHARES (OR SHARE CERTIFICATES OR EFFECTIVE AFFIDAVITS OF LOSS IN LIEU THEREOF), THIS LETTER OF TRANSMITTAL AND ALL OTHER REQUIRED DOCUMENTS BE SENT BY PROPERLY INSURED REGISTERED MAIL WITH RETURN RECEIPT REQUESTED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ENSURE TIMELY DELIVERY.

All authority conferred or agreed to be conferred pursuant to this Letter of Transmittal shall not be affected by, and shall survive, the death or incapacity of the undersigned and any obligation of the undersigned hereunder shall be binding upon the heirs, executors, administrators, trustees in bankruptcy, personal representatives, successors and assigns of the undersigned. Except upon the terms and subject to the conditions of the Offer, this tender is irrevocable.

The undersigned understands that the acceptance for payment by Purchaser of Shares tendered pursuant to one of the procedures described in Section 3 of the Offer to Purchase and in the instructions hereto will constitute a

VOLUNTARY CORPORATE ACTION COY: GTHX

binding agreement between the undersigned and Purchaser upon the terms and subject to the conditions of the Offer. The undersigned recognizes that under certain circumstances, upon the terms and subject to the conditions of the Offer, Purchaser may not be required to accept for payment any of the Shares tendered hereby.

Unless otherwise indicated herein under “Special Payment Instructions,” please issue the check for the Offer Price in the name(s) of, and/or return any Share Certificates representing Shares not tendered or accepted for payment to, the registered owner(s) appearing under “Description of Shares Tendered.” Similarly, unless otherwise indicated under “Special Delivery Instructions,” please mail the check for the Offer Price and/or return any Share Certificates representing Shares not tendered or accepted for payment (and accompanying documents, as appropriate) to the address(es) of the registered owner(s) appearing under “Description of Shares Tendered.”

In the event that both the Special Delivery Instructions and the Special Payment Instructions are completed, please issue the check for the Offer Price and/or issue any Share Certificates representing Shares not tendered or accepted for payment (and any accompanying documents, as appropriate) in the name of, and deliver such check and/or return such Share Certificates (and any accompanying documents, as appropriate) to, the person or persons so indicated. Unless otherwise indicated herein in the box titled “Special Payment Instructions,” please credit any Shares tendered hereby or by an Agent’s Message and delivered by book-entry transfer, but which are not purchased, by crediting the account at DTC designated above. The undersigned recognizes that Purchaser has no obligation pursuant to the Special Payment Instructions to transfer any Shares from the name of the registered owner thereof if Purchaser does not accept for payment any of the Shares so tendered.

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SPECIAL PAYMENT INSTRUCTIONS

(See Instructions 1, 4, 5 and 7)

To be completed ONLY if Share Certificate(s) not tendered or not accepted for payment and/or the check for the Offer Price in consideration of Shares accepted for payment are to be issued in the name of someone other than the undersigned or if Shares tendered by book-entry transfer which are not accepted for payment are to be returned by credit to an account maintained at DTC other than that designated above.

Issue: ☐ Check and/or ☐ Share Certificates to:

Name:
(Please Print)
Address:

(Include Zip Code)

(U.S. Taxpayer Identification Number (e.g., Social Security Number or Employer Identification Number))

☐	Credit Shares tendered by book-entry transfer that are not accepted for payment to the DTC account set forth below.

(DTC Account Number)

SPECIAL DELIVERY INSTRUCTIONS

(See Instructions 1, 4, 5 and 7)

To be completed ONLY if Share Certificate(s) not tendered or not accepted for payment and/or the check for the Offer Price of Shares accepted for payment are to be sent to someone other than the undersigned or to the undersigned at an address other than that shown in the box titled “Description of Shares Tendered” above.

Issue: ☐ Check and/or ☐ Share Certificates to:

Name:
(Please Print)
Address:

(Include Zip Code)

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IMPORTANT—SIGN HERE

(U.S. Holders Please Also Complete the Enclosed IRS Form W-9)

(Non-U.S. Holders Please Obtain and Complete IRS Form W-8BEN, W-8BEN-E or Other

Applicable IRS Form W-8)

(Signature(s) of Stockholder(s))

Dated:    , 20

(Must be signed by registered owner(s) exactly as name(s) appear(s) on Share Certificate(s) or on a security position listing or by person(s) authorized to become registered owner(s) by certificates and documents transmitted herewith. If signature is by trustees, executors, administrators, guardians, attorneys-in-fact, agents, officers of corporations or others acting in a fiduciary or representative capacity, please set forth full title and see Instruction 5. For information concerning signature guarantees, see Instruction 1.)

Name(s):
(Please Print)

Capacity (full title):

Address:

(Include Zip Code)

Area Code and Telephone Number:

Taxpayer Identification No. (e.g., Social Security No.):

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GUARANTEE OF SIGNATURE(S)

(For use by Eligible Institutions only;

see Instructions 1 and 5)

Name of Firm:

Address:

(Include Zip Code)

Authorized Signature:

Name:
(Please Type or Print)

Area Code and Telephone Number:

Dated: , 20

Place medallion guarantee in space below:

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INSTRUCTIONS

Forming Part of the Terms and Conditions of the Offer

1. Guarantee of Signatures for Shares. No signature guarantee is required on this Letter of Transmittal if (a) this Letter of Transmittal is signed by the registered holder(s) (which term, for purposes of this Section 1, includes any participant in DTC’s systems whose name appears on a security position listing as the owner of the Shares) of the Shares tendered therewith, unless such holder or holders have completed either the box entitled “Special Delivery Instructions” or the box entitled “Special Payment Instructions” on the cover of this Letter of Transmittal or (b) the Shares are tendered for the account of a financial institution (including most commercial banks, savings and loan associations and brokerage houses) that is a member in good standing of the Security Transfer Agents Medallion Program or any other “eligible guarantor institution,” as such term is defined in Rule 17Ad-15 of the Exchange Act (each an “Eligible Institution” and collectively “Eligible Institutions”) (for example, the Security Transfer Agents Medallion Program, the New York Stock Exchange Medallion Signature Program and the Stock Exchanges Medallion Program). In all other cases, all signatures on this Letter of Transmittal must be guaranteed by an Eligible Institution. See Instruction 5.

2. Delivery of Letter of Transmittal and Shares. This Letter of Transmittal is to be completed by stockholders if Share Certificates are to be forwarded herewith. If Shares represented by Share Certificates are being tendered, such Share Certificates, as well as this Letter of Transmittal properly completed and duly executed with any required signature guarantees, and any other documents required by this Letter of Transmittal, must be received by the Depositary at its address set forth herein on or prior to the Offer Expiration Time. If Shares are to be tendered by book-entry transfer, the procedures for tender by book-entry transfer set forth in Section 3 of the Offer to Purchase must be followed, and an Agent’s Message and confirmation of a book-entry transfer into the Depositary’s account at DTC of Shares tendered by book-entry transfer (such a confirmation, a “Book-Entry Confirmation”) must be received by the Depositary on or prior to the Offer Expiration Time.

The term “Agent’s Message” means a message, transmitted through electronic means by DTC in accordance with the normal procedures of DTC to, and received by, the Depositary and forming part of a Book-Entry Confirmation, that states that DTC has received an express acknowledgment from the participant in DTC tendering the Shares that are the subject of such Book-Entry Confirmation that such participant has received and agrees to be bound by the terms of, this Letter of Transmittal, and that Purchaser may enforce such agreement against such participant. The term “Agent’s Message” also includes any hard copy printout evidencing such message generated by a computer terminal maintained at the Depositary’s office.

THE METHOD OF DELIVERY OF THE SHARES (OR SHARE CERTIFICATES), THIS LETTER OF TRANSMITTAL AND ALL OTHER REQUIRED DOCUMENTS, INCLUDING DELIVERY THROUGH DTC, IS AT THE ELECTION AND RISK OF THE TENDERING STOCKHOLDER. DELIVERY OF THE SHARES (OR SHARE CERTIFICATES), THIS LETTER OF TRANSMITTAL AND ALL OTHER REQUIRED DOCUMENTS WILL BE DEEMED MADE, AND RISK OF LOSS OF THE SHARE CERTIFICATES SHALL PASS, ONLY WHEN THEY ARE ACTUALLY RECEIVED BY THE DEPOSITARY (INCLUDING, IN THE CASE OF A BOOK-ENTRY TRANSFER OF SHARES, BY BOOK-ENTRY CONFIRMATION WITH RESPECT TO SUCH SHARES). IF SUCH DELIVERY IS BY MAIL, IT IS RECOMMENDED THAT THE SHARES (OR SHARE CERTIFICATES), THIS LETTER OF TRANSMITTAL AND ALL OTHER REQUIRED DOCUMENTS BE SENT BY PROPERLY INSURED REGISTERED MAIL WITH RETURN RECEIPT REQUESTED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ENSURE TIMELY DELIVERY.

No alternative, conditional or contingent tenders will be accepted and no fractional Shares will be purchased. All tendering stockholders, by execution of this Letter of Transmittal, waive any right to receive any notice of the acceptance of their Shares for payment.

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All questions as to the validity, form and eligibility (including time of receipt) will be determined by Purchaser, in its sole discretion, which determination shall be final and binding on all parties, to the fullest extent permitted by law, subject to the rights of holders of Shares to challenge such determination with respect to their shares in a court of competent jurisdiction. Purchaser reserves the absolute right to reject any and all tenders determined by it not to be in proper form or the acceptance for payment of which may, in its opinion, be unlawful. Purchaser also reserves the absolute right to waive any defect or irregularity in the tender of any Shares of any particular stockholder, whether or not similar defects or irregularities are waived in the case of other stockholders. No tender of Shares will be deemed to have been validly made until all defects and irregularities have been cured or waived to Purchaser’s satisfaction. None of Purchaser, Parent or any of their respective affiliates or assigns, the Depositary, the Information Agent or any other person will be under any duty to give notification of any defects or irregularities in tenders or incur any liability for failure to give any such notification. Our interpretation of the terms and conditions of the Offer (including this Letter of Transmittal and the instructions hereto) will be final and binding, subject to applicable law as applied by a court of competent jurisdiction, the terms of the Merger Agreement and the rights of holders of Shares to challenge such interpretation with respect to their Shares in a court of competent jurisdiction. No alternative, conditional or contingent tenders will be accepted and no fractional Shares will be purchased.

3. Inadequate Space. If the space provided herein is inadequate, the Share Certificate numbers and/or the number of Shares should be listed on a separate schedule attached hereto and separately signed on each page thereof in the same manner as this Letter of Transmittal is signed.

4. Partial Tenders (Applicable to Certificate Stockholders Only). If fewer than all the Shares evidenced by any Share Certificate delivered to the Depositary or held in book-entry form are to be tendered, fill in the number of Shares which are to be tendered in the box labeled “Number of Shares Tendered.” In such case, a new Share Certificate for the remainder of the Shares evidenced by the old Share Certificate will be issued and sent to the person(s) signing the Letter of Transmittal, unless otherwise provided in the appropriate box on this Letter of Transmittal, as promptly as practicable following the expiration, termination or withdrawal of the Offer. All Shares held in book-entry form or Shares evidenced by Share Certificates delivered to the Depositary will be deemed tendered unless otherwise indicated.

5. Signatures on Letter of Transmittal; Stock Powers and Endorsements. If this Letter of Transmittal is signed by the registered owner(s) of the Shares tendered hereby, the signature(s) must correspond with the name(s) as written on the face of the Share Certificate(s) without alteration or any other change whatsoever.

If any Shares tendered hereby are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

If any tendered Shares are registered in the names of different holder(s), it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of such Shares.

If this Letter of Transmittal or any certificates or stock powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and proper evidence satisfactory to Purchaser of their authority so to act must be submitted.

If this Letter of Transmittal is signed by the registered owner(s) of the Shares listed and transmitted hereby, no endorsements of Share Certificates or separate stock powers are required unless payment is to be made to, or Share Certificates representing Shares not tendered or accepted for payment are to be issued in the name of, a person other than the registered owner(s), in which case the Share Certificates representing the Shares tendered by this Letter of Transmittal must be endorsed or accompanied by appropriate duly executed stock powers, in either case, signed exactly as the name(s) of the registered owner(s) or holder(s) appear(s) on the Share Certificates. Signatures on such Share Certificates or stock powers must be guaranteed by an Eligible Institution.

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If this Letter of Transmittal is signed by a person other than the registered owner(s) or holder(s) of the Share(s) listed, the Share Certificate(s) must be endorsed or accompanied by the appropriate duly executed stock powers, in either case, signed exactly as the name or names of the registered owner(s) or holder(s) appear(s) on the Share Certificate(s). Signatures on such Share Certificates or stock powers must be guaranteed by an Eligible Institution.

6. Transfer Taxes. Except as otherwise provided in this Instruction 6, all transfer taxes with respect to the exchange of Shares contemplated hereby shall be paid by Parent and Purchaser when due (for the avoidance of doubt, transfer taxes do not include U.S. federal income taxes or withholding taxes). If payment of the Offer Price is to be made to, or (in the circumstances permitted hereby) if Share Certificates not tendered or accepted for payment are to be registered in the name of, any person other than the registered owner(s) or holder(s), or if tendered Share Certificates are registered in the name of any person other than the person signing this Letter of Transmittal, payment of the Offer Price will be conditioned on the Depository’s receipt of satisfactory evidence that any transfer taxes required by reason of payment of the Offer Price to a person other than the registered owner(s) or holder(s) have been paid or are not applicable.

7. Special Payment and Delivery Instructions. If a check for the Offer Price is to be issued, and/or Share Certificates representing Shares not tendered or accepted for payment are to be issued or returned to, a person other than the signer(s) of this Letter of Transmittal or to an address other than that shown in the box titled “Description of Shares Tendered” above, the appropriate boxes on this Letter of Transmittal must be completed. Stockholders delivering Shares tendered hereby or by Agent’s Message by book-entry transfer may request that Shares not purchased be credited to an account maintained at DTC as such stockholder may designate in the box titled “Special Payment Instructions” herein. If no such instructions are given, all such Shares not purchased will be returned by crediting the same account at DTC as the account from which such Shares were delivered.

8. Requests for Assistance or Additional Copies. Questions or requests for assistance may be directed to Georgeson LLC (the “Information Agent”) at its address and telephone number set forth below or to your broker, dealer, commercial bank or trust company. Additional copies of the Offer to Purchase, this Letter of Transmittal and other tender offer materials may be obtained from the Information Agent as set forth below, and will be furnished at Purchaser’s expense.

9. Backup Withholding. Under U.S. federal income tax laws, the Depositary may be required to withhold a portion of the amount of any payments made to certain stockholders pursuant to the Offer. In order to avoid such backup withholding, each tendering stockholder or payee that is or is treated as a United States person (for U.S. federal income tax purposes) must provide the Depositary with such stockholder’s or payee’s correct taxpayer identification number (“TIN”) and certify that such stockholder or payee is not subject to such backup withholding by completing the attached IRS Form W-9. If a tendering U.S. stockholder has been notified by the IRS that such stockholder is subject to backup withholding, such stockholder must cross out item 2 in Part II of the IRS Form W-9, unless such stockholder has since been notified by the IRS that such stockholder is no longer subject to backup withholding. Failure to provide the information on the IRS Form W-9 may subject the tendering stockholder to backup withholding on the payment of the Offer Price for all Shares purchased from such stockholder. If the tendering U.S. stockholder has not been issued a TIN and has applied for one or intends to apply for one in the near future, such stockholder should write “Applied For” in Part I of the IRS Form W-9, and sign and date the IRS Form W-9. If the tendering stockholder wrote “Applied For” in Part I and the Depositary is not provided with a TIN by the time of payment, the Depositary will withhold a portion of all payments of the Offer Price to such stockholder until a TIN is provided to the Depositary.

Certain stockholders or payees (including, among others, corporations, non-resident foreign individuals and foreign entities) are not subject to these backup withholding and reporting requirements. Exempt United States persons should indicate their exempt status on IRS Form W-9. A tendering stockholder who is a foreign individual or a foreign entity should complete, sign, and submit to the Depositary the appropriate IRS Form W-8. The appropriate IRS Form W-8 may be downloaded from the IRS’s website at the following address:

VOLUNTARY CORPORATE ACTION COY: GTHX

http://www.irs.gov. Failure to complete the IRS Form W-9 or the appropriate IRS Form W-8 will not, by itself, cause Shares to be deemed invalidly tendered, but may require the Depositary to withhold a portion of the amount of any payments made of the Offer Price pursuant to the Offer. Tendering stockholders should consult their tax advisors as to any qualification for exemption from backup withholding, and the procedure for obtaining the exemption.

NOTE: FAILURE TO COMPLETE AND RETURN THE IRS FORM W-9 (OR APPROPRIATE IRS FORM W-8, AS APPLICABLE) MAY RESULT IN BACKUP WITHHOLDING OF A PORTION OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER. PLEASE REVIEW THE “IMPORTANT TAX INFORMATION” SECTION BELOW.

10. Lost, Destroyed, Mutilated or Stolen Share Certificates. If any Share Certificate has been lost, destroyed, mutilated or stolen, the stockholder should promptly notify the Transfer Agent, at 877 373 6374 (toll free in the United States). The stockholder will then be instructed as to the steps that must be taken in order to replace the Share Certificate. This Letter of Transmittal and related documents cannot be processed until the procedures for replacing lost, mutilated, destroyed or stolen Share Certificates have been followed.

11. Waiver of Conditions. Purchaser expressly reserves the right, in its sole discretion, to, upon the terms and subject to the conditions of the Offer, increase the Offer Price, waive any Offer Condition (as defined in the Offer to Purchase) or make any other changes to the terms and conditions of the Offer.

IMPORTANT: THIS LETTER OF TRANSMITTAL OR AN AGENT’S MESSAGE, TOGETHER WITH SHARE CERTIFICATE(S) OR BOOK-ENTRY CONFIRMATION OR A PROPERLY COMPLETED AND ALL OTHER REQUIRED DOCUMENTS, MUST BE RECEIVED BY THE DEPOSITARY ON OR PRIOR TO THE OFFER EXPIRATION TIME.

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IMPORTANT TAX INFORMATION

Under United States federal income tax law, a stockholder that is or is treated as a non-exempt United States person (for U.S. federal income tax purposes) whose tendered Shares are accepted for payment, is required by law to provide the Depositary (as payer) with such stockholder’s correct TIN on the IRS Form W-9 below. If such stock holder is an individual, the TIN is generally such stockholder’s social security number. If the Depositary is not provided with the correct TIN, the stockholder may be subject to penalties imposed by the IRS and payments that are made to such stockholder with respect to Shares purchased pursuant to the Offer may be subject to backup withholding.

If backup withholding of U.S. federal income tax on payments for Shares made in the Offer applies, the Depositary is required to withhold 24% (or the then applicable rate) of any payments of the Offer Price made to the stockholder. Backup withholding is not an additional tax. Taxpayers may use amounts withheld as a credit against their U.S. federal income tax liability or may claim a refund of such amounts if they timely provide certain required information to the IRS.

IRS Form W-9

To prevent backup withholding on payments that are made to a U.S. stockholder with respect to Shares purchased pursuant to the Offer, the stockholder is required to notify the Depositary of such stockholder’s correct TIN by completing the IRS Form W-9 below, certifying, under penalties of perjury, (i) that the TIN provided on the IRS Form W-9 is correct (or that such stockholder is awaiting a TIN), (ii) that such stockholder is not subject to backup withholding because (a) such stockholder has not been notified by the IRS that such stockholder is subject to backup withholding as a result of a failure to report all interest or dividends, (b) the IRS has notified such stockholder that such stockholder is no longer subject to backup withholding or (c) such stockholder is exempt from backup withholding, and (iii) that such stockholder is a United States person.

You are a “U.S. stockholder” if you are: (a) an individual citizen or resident alien of the United States as determined for U.S. federal income tax purposes; (b) a corporation (including an entity classified as a corporation) or partnership (including an entity classified as a partnership) created in the United States or under the laws of the United States or any state or the District of Columbia; (c) an estate the income of which is subject to United States federal income tax regardless of its source; or (d) a trust if: (i) a court within the United States is able to exercise primary jurisdiction over its administration and one or more U.S. persons have the authority to control all substantial decisions of the trust; or (ii) that has a valid election in effect under applicable Treasury regulations to be treated as a U.S. person.

What Number to Give the Depositary

Each U.S. stockholder is generally required to give the Depositary its TIN (generally a social security number or employer identification number). If the tendering stockholder has not been issued a TIN and has applied for a number or intends to apply for a number in the near future, the stockholder should write “Applied For” in Part I, sign and date the IRS Form W-9 below. Notwithstanding that “Applied For” is written in Part I, the Depositary will withhold 24% (or the then applicable rate) of all payments of the Offer Price made to such stockholder until a TIN is provided to the Depositary. Such amounts will be refunded to such surrendering stockholder if a TIN is provided to the Depositary within 60 days. If the Share Certificate(s) are held in more than one name or are not held in the name of the actual owner, consult the instructions following the IRS Form W–9 for additional guidance on which number to report.

Exempt Stockholders

Certain stockholders (including, among others, corporations, non-resident foreign individuals and foreign entities) are not subject to these backup withholding and reporting requirements. A tendering stockholder who is

VOLUNTARY CORPORATE ACTION COY: GTHX

a foreign individual or a foreign entity should complete, sign, and submit to the Depositary the appropriate IRS Form W-8. The appropriate IRS Form W-8 may be downloaded from the IRS’s website at the following address: http://www.irs.gov.

Please consult your accountant or tax advisor for further guidance regarding the completion of the IRS Form W-9, IRS Form W-8BEN or W-8BEN-E, or another version of IRS Form W-8 to claim exemption from backup withholding, or contact the Depositary. Failure to complete the IRS Form W-9 or the appropriate IRS Form W-8 will not, by itself, cause Shares to be deemed invalidly tendered, but may require the Depositary to withhold a portion of the amount of any payments of the Offer Price pursuant to the Offer.

VOLUNTARY CORPORATE ACTION COY: GTHX

The Depositary for the Offer is:

If delivering by mail:	If delivering by express mail, courier
or any other expedited service:
Computershare Trust Company, N.A.	Computershare Trust Company, N.A.
Voluntary Corporate Actions	Voluntary Corporate Actions
P.O. Box 43011	150 Royall Street, Suite V
Providence, Rhode Island 02940-3011	Canton, Massachusetts 02021

DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH

ABOVE WILL NOT CONSTITUTE A VALID DELIVERY TO THE DEPOSITARY.

Questions or requests for assistance may be directed to the Information Agent at the address and telephone numbers listed below. Additional copies of this Letter of Transmittal, the Offer to Purchase and any related materials may also be obtained from the Information Agent. Additionally, copies of this Letter of Transmittal, the Offer to Purchase and any other materials related to the Offer are available free of charge at www.sec.gov. You may also contact your broker, dealer, commercial bank or trust company or other nominee for assistance concerning the Offer.

The Information Agent for the Offer is:

1290 Avenue of the Americas, 9th Floor

New York, NY 10104

Shareholders, Banks and Brokers

Call Toll Free:

866-461-6997

VOLUNTARY CORPORATE ACTION COY: GTHX

Print or type.

See Specific Instructions on page 3.

Form W-9 (Rev. March 2024) Department of the Treasury Internal Revenue Service	Request for Taxpayer Identification Number and Certification ▶ Go to www.irs.gov/FormW9 for instructions and the latest information.	Give form to the requester. Do not send to the IRS.

Before you begin. For guidance related to the purpose of Form W-9, see Purpose of Form, below.

1 Name of entity/individual. An entry is required. (For a sole proprietor or disregarded entity, enter the owner’s name on line 1, and enter the business/ disregarded entity’s name on line 2.)

2 Business name/disregarded entity name, if different from above.

3a Check the appropriate box for federal tax classification of the entity/individual whose name is entered on line 1. Check only one of the following seven boxes.					4 Exemptions (codes apply only to certain entities, not individuals; see instructions on page 3):

☐ Individual/sole proprietor	☐ C corporation	☐ S corporation	☐ Partnership	☐ Trust/estate	Exempt payee code (if any)

☐ LLC. Enter the tax classification (C = C corporation, S = S corporation, P = Partnership) . . . .▶

Note: Check the “LLC” box above and, in the entry space, enter the appropriate code (C, S, or P) for the tax classification of the LLC, unless it is a disregarded entity. A disregarded entity should instead check the appropriate box for the tax classification of its owner.

Exemption from Foreign Account Tax Compliance Act (FATCA) reporting code (if any)

☐ Other (see instructions) ▶

3b  If on line 3a you checked “Partnership” or “Trust/estate,” or checked “LLC” and entered “P” as its tax classification, and you are providing this form to a partnership, trust, or estate in which you have an ownership interest, check this box if you have any foreign
partners, owners, or beneficiaries. See instructions ☐					(Applies to accounts maintained outside the United States.)

5 Address (number, street, and apt. or suite no.). See instructions.				Requester’s name and address (optional)

6 City, state, and ZIP code

7 List account number(s) here (optional)

Part I	Taxpayer Identification Number (TIN)

Enter your TIN in the appropriate box. The TIN provided must match the name given on line 1 to avoid backup withholding. For individuals, this is generally your social security number (SSN). However, for a resident alien, sole proprietor, or disregarded entity, see the instructions for Part I, later. For other entities, it is your employer identification number (EIN). If you do not have a number, see How to get a TIN, later.

Note: If the account is in more than one name, see the instructions for line 1. See also What Name and Number To Give the Requester for guidelines on whose number to enter.

Social security number

	–	–
or
Employer identification number

–

Part II	Certification

Under penalties of perjury, I certify that:

1.	The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me); and

2.

I am not subject to backup withholding because (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding; and

3.	I am a U.S. citizen or other U.S. person (defined below); and

4.	The FATCA code(s) entered on this form (if any) indicating that I am exempt from FATCA reporting is correct.

Certification instructions. You must cross out item 2 above if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest and dividends on your tax return. For real estate transactions, item 2 does not apply. For mortgage interest paid, acquisition or abandonment of secured property, cancellation of debt, contributions to an individual retirement arrangement (IRA), and, generally, payments other than interest and dividends, you are not required to sign the certification, but you must provide your correct TIN. See the instructions for Part II, later.

Sign Here	Signature of U.S. person ▶	Date ▶

General Instructions

Section references are to the Internal Revenue Code unless otherwise noted.

Future developments. For the latest information about developments related to Form W-9 and its instructions, such as legislation enacted after they were published, go to www.irs.gov/FormW9.

What’s New

Line 3a has been modified to clarify how a disregarded entity completes this line. An LLC that is a disregarded entity should check the appropriate box for the tax classification of its owner. Otherwise, it should check the “LLC” box and enter its appropriate tax classification.

New line 3b has been added to this form. A flow-through entity is required to complete this line to indicate that it has direct or indirect foreign partners, owners, or beneficiaries when it provides the Form W-9 to another flow-through entity in which it has an ownership interest. This change is intended to provide a flow-through entity with information regarding the status of its indirect foreign partners, owners, or beneficiaries, so that it can satisfy any applicable reporting requirements.

For example, a partnership that has any indirect foreign partners may be required to complete Schedules K-2 and K-3. See the Partnership Instructions for Schedules K-2 and K-3 (Form 1065).

Purpose of Form

An individual or entity (Form W-9 requester) who is required to file an information return with the IRS is giving you this form because they must obtain your correct taxpayer identification number (TIN), which may be your social security number (SSN), individual taxpayer identification number (ITIN), adoption taxpayer identification number (ATIN), or employer identification number (EIN), to report on an information return the amount paid to you, or other amount reportable on an information return. Examples of information returns include, but are not limited to, the following.

• Form 1099-INT (interest earned or paid).

• Form 1099-DIV (dividends, including those from stocks or mutual funds).

• Form 1099-MISC (various types of income, prizes, awards, or gross proceeds).

Cat. No. 10231X	Form W-9 (Rev. 3-2024)

Form W-9 (Rev. 3-2024)	Page 2

• Form 1099-NEC (nonemployee compensation).

• Form 1099-B (stock or mutual fund sales and certain other transactions by brokers).

• Form 1099-S (proceeds from real estate transactions).

• Form 1099-K (merchant card and third-party network transactions).

• Form 1098 (home mortgage interest), 1098-E (student loan interest), and 1098-T (tuition).

• Form 1099-C (canceled debt).

• Form 1099-A (acquisition or abandonment of secured property).

Use Form W-9 only if you are a U.S. person (including a resident alien), to provide your correct TIN.

Caution: If you don’t return Form W-9 to the requester with a TIN, you might be subject to backup withholding. See What is backup withholding, later.

By signing the filled-out form, you:

1. Certify that the TIN you are giving is correct (or you are waiting for a number to be issued);

2. Certify that you are not subject to backup withholding; or

3. Claim exemption from backup withholding if you are a U.S. exempt payee; and

4. Certify to your non-foreign status for purposes of withholding under chapter 3 or 4 of the Code (if applicable); and

5. Certify that FATCA code(s) entered on this form (if any) indicating that you are exempt from the FATCA reporting is correct. See What Is FATCA Reporting, later, for further information.

Note: If you are a U.S. person and a requester gives you a form other than Form W-9 to request your TIN, you must use the requester’s form if it is substantially similar to this Form W-9.

Definition of a U.S. person. For federal tax purposes, you are considered a U.S. person if you are:

• An individual who is a U.S. citizen or U.S. resident alien;

• A partnership, corporation, company, or association created or organized in the United States or under the laws of the United States;

• An estate (other than a foreign estate); or

• A domestic trust (as defined in Regulations section 301.7701-7).

Establishing U.S. status for purposes of chapter 3 and chapter 4 withholding. Payments made to foreign persons, including certain distributions, allocations of income, or transfers of sales proceeds, may be subject to withholding under chapter 3 or chapter 4 of the Code (sections 1441–1474). Under those rules, if a Form W-9 or other certification of non-foreign status has not been received, a withholding agent, transferee, or partnership (payor) generally applies presumption rules that may require the payor to withhold applicable tax from the recipient, owner, transferor, or partner (payee). See Pub. 515, Withholding of Tax on Nonresident Aliens and Foreign Entities.

The following persons must provide Form W-9 to the payor for purposes of establishing its non-foreign status.

• In the case of a disregarded entity with a U.S. owner, the U.S. owner of the disregarded entity and not the disregarded entity.

• In the case of a grantor trust with a U.S. grantor or other U.S. owner, generally, the U.S. grantor or other U.S. owner of the grantor trust and not the grantor trust.

• In the case of a U.S. trust (other than a grantor trust), the U.S. trust and not the beneficiaries of the trust.

See Pub. 515 for more information on providing a Form W-9 or a certification of non-foreign status to avoid withholding.

Foreign person. If you are a foreign person or the U.S. branch of a foreign bank that has elected to be treated as a U.S. person (under Regulations section 1.1441-1(b)(2)(iv) or other applicable section for chapter 3 or 4 purposes), do not use Form W-9. Instead, use the appropriate Form W-8 or Form 8233 (see Pub. 515). If you are a qualified foreign pension fund under Regulations section 1.897(l)-1(d), or a partnership that is wholly owned by qualified foreign pension funds, that is treated as a non-foreign person for purposes of section 1445 withholding, do not use Form W-9. Instead, use Form W-8EXP (or other certification of non-foreign status).

Nonresident alien who becomes a resident alien. Generally, only a nonresident alien individual may use the terms of a tax treaty to reduce or eliminate U.S. tax on certain types of income. However, most tax treaties contain a provision known as a saving clause. Exceptions specified in the saving clause may permit an exemption from tax to continue for certain types of income even after the payee has otherwise become a U.S. resident alien for tax purposes.

If you are a U.S. resident alien who is relying on an exception contained in the saving clause of a tax treaty to claim an exemption from U.S. tax on certain types of income, you must attach a statement to Form W-9 that specifies the following five items.

1. The treaty country. Generally, this must be the same treaty under which you claimed exemption from tax as a nonresident alien.

2. The treaty article addressing the income.

3. The article number (or location) in the tax treaty that contains the saving clause and its exceptions.

4. The type and amount of income that qualifies for the exemption from tax.

5. Sufficient facts to justify the exemption from tax under the terms of the treaty article.

Example. Article 20 of the U.S.-China income tax treaty allows an exemption from tax for scholarship income received by a Chinese student temporarily present in the United States. Under U.S. law, this student will become a resident alien for tax purposes if their stay in the United States exceeds 5 calendar years. However, paragraph 2 of the first Protocol to the U.S.-China treaty (dated April 30, 1984) allows the provisions of Article 20 to continue to apply even after the Chinese student becomes a resident alien of the United States. A Chinese student who qualifies for this exception (under paragraph 2 of the first Protocol) and is relying on this exception to claim an exemption from tax on their scholarship or fellowship income would attach to Form W-9 a statement that includes the information described above to support that exemption.

If you are a nonresident alien or a foreign entity, give the requester the appropriate completed Form W-8 or Form 8233.

Backup Withholding

What is backup withholding? Persons making certain payments to you must under certain conditions withhold and pay to the IRS 24% of such payments. This is called “backup withholding.” Payments that may be subject to backup withholding include, but are not limited to, interest, tax-exempt interest, dividends, broker and barter exchange transactions, rents, royalties, nonemployee pay, payments made in settlement of payment card and third-party network transactions, and certain payments from fishing boat operators. Real estate transactions are not subject to backup withholding.

You will not be subject to backup withholding on payments you receive if you give the requester your correct TIN, make the proper certifications, and report all your taxable interest and dividends on your tax return.

Payments you receive will be subject to backup withholding if:

1. You do not furnish your TIN to the requester;

2. You do not certify your TIN when required (see the instructions for Part II for details);

3. The IRS tells the requester that you furnished an incorrect TIN;

4. The IRS tells you that you are subject to backup withholding because you did not report all your interest and dividends on your tax return (for reportable interest and dividends only); or

5. You do not certify to the requester that you are not subject to backup withholding, as described in item 4 under “By signing the filled-out form” above (for reportable interest and dividend accounts opened after 1983 only).

Certain payees and payments are exempt from backup withholding. See Exempt payee code, later, and the separate Instructions for the Requester of Form W-9 for more information.

See also Establishing U.S. status for purposes of chapter 3 and chapter 4 withholding, earlier.

Form W-9 (Rev. 3-2024)	Page 3

What Is FATCA Reporting?

The Foreign Account Tax Compliance Act (FATCA) requires a participating foreign financial institution to report all U.S. account holders that are specified U.S. persons. Certain payees are exempt from FATCA reporting. See Exemption from FATCA reporting code, later, and the Instructions for the Requester of Form W-9 for more information.

Updating Your Information

You must provide updated information to any person to whom you claimed to be an exempt payee if you are no longer an exempt payee and anticipate receiving reportable payments in the future from this person. For example, you may need to provide updated information if you are a C corporation that elects to be an S corporation, or if you are no longer tax exempt. In addition, you must furnish a new Form W-9 if the name or TIN changes for the account, for example, if the grantor of a grantor trust dies.

Penalties

Failure to furnish TIN. If you fail to furnish your correct TIN to a requester, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

Civil penalty for false information with respect to withholding. If you make a false statement with no reasonable basis that results in no backup withholding, you are subject to a $500 penalty.

Criminal penalty for falsifying information. Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

Misuse of TINs. If the requester discloses or uses TINs in violation of federal law, the requester may be subject to civil and criminal penalties.

Specific Instructions

Line 1

You must enter one of the following on this line; do not leave this line blank. The name should match the name on your tax return.

If this Form W-9 is for a joint account (other than an account maintained by a foreign financial institution (FFI)), list first, and then circle, the name of the person or entity whose number you entered in Part I of Form W-9. If you are providing Form W-9 to an FFI to document a joint account, each holder of the account that is a U.S. person must provide a Form W-9.

• Individual. Generally, enter the name shown on your tax return. If you have changed your last name without informing the Social Security Administration (SSA) of the name change, enter your first name, the last name as shown on your social security card, and your new last name.

Note for ITIN applicant: Enter your individual name as it was entered on your Form W-7 application, line 1a. This should also be the same as the name you entered on the Form 1040 you filed with your application.

• Sole proprietor. Enter your individual name as shown on your Form 1040 on line 1. Enter your business, trade, or “doing business as” (DBA) name on line 2.

• Partnership, C corporation, S corporation, or LLC, other than a disregarded entity. Enter the entity’s name as shown on the entity’s tax return on line 1 and any business, trade, or DBA name on line 2.

• Other entities. Enter your name as shown on required U.S. federal tax documents on line 1. This name should match the name shown on the charter or other legal document creating the entity. Enter any business, trade, or DBA name on line 2.

• Disregarded entity. In general, a business entity that has a single owner, including an LLC, and is not a corporation, is disregarded as an entity separate from its owner (a disregarded entity). See Regulations section 301.7701-2(c)(2). A disregarded entity should check the appropriate box for the tax classification of its owner. Enter the owner’s name on line 1. The name of the owner entered on line 1 should never be a disregarded entity. The name on line 1 should be the name shown on the income tax return on which the income should be reported. For example, if a foreign

LLC that is treated as a disregarded entity for U.S. federal tax purposes has a single owner that is a U.S. person, the U.S. owner’s name is required to be provided on line 1. If the direct owner of the entity is also a disregarded entity, enter the first owner that is not disregarded for federal tax purposes. Enter the disregarded entity’s name on line 2. If the owner of the disregarded entity is a foreign person, the owner must complete an appropriate Form W-8 instead of a Form W-9. This is the case even if the foreign person has a U.S. TIN.

Line 2

If you have a business name, trade name, DBA name, or disregarded entity name, enter it on line 2.

Line 3a

Check the appropriate box on line 3a for the U.S. federal tax classification of the person whose name is entered on line 1. Check only one box on line 3a.

IF the entity/individual on line 1 is a(n) . . .	THEN check the box for . . .
• Corporation	Corporation.
• Individual or • Sole proprietorship	Individual/sole proprietor.
• LLC classified as a partnership for U.S. federal tax purposes or • LLC that has filed Form 8832 or 2553 electing to be taxed as a corporation	Limited liability company and enter the appropriate tax classification: P = Partnership, C = C corporation, or S = S corporation.
• Partnership	Partnership.
• Trust/estate	Trust/estate.

Line 3b

Check this box if you are a partnership (including an LLC classified as a partnership for U.S. federal tax purposes), trust, or estate that has any foreign partners, owners, or beneficiaries, and you are providing this form to a partnership, trust, or estate, in which you have an ownership interest. You must check the box on line 3b if you receive a Form W-8 (or documentary evidence) from any partner, owner, or beneficiary establishing foreign status or if you receive a Form W-9 from any partner, owner, or beneficiary that has checked the box on line 3b.

Note: A partnership that provides a Form W-9 and checks box 3b may be required to complete Schedules K-2 and K-3 (Form 1065). For more information, see the Partnership Instructions for Schedules K-2 and K-3 (Form 1065).

If you are required to complete line 3b but fail to do so, you may not receive the information necessary to file a correct information return with the IRS or furnish a correct payee statement to your partners or beneficiaries. See, for example, sections 6698, 6722, and 6724 for penalties that may apply.

Line 4 Exemptions

If you are exempt from backup withholding and/or FATCA reporting, enter in the appropriate space on line 4 any code(s) that may apply to you.

Exempt payee code.

• Generally, individuals (including sole proprietors) are not exempt from backup withholding.

• Except as provided below, corporations are exempt from backup withholding for certain payments, including interest and dividends.

• Corporations are not exempt from backup withholding for payments made in settlement of payment card or third-party network transactions.

• Corporations are not exempt from backup withholding with respect to attorneys’ fees or gross proceeds paid to attorneys, and corporations that provide medical or health care services are not exempt with respect to payments reportable on Form 1099-MISC.

Form W-9 (Rev. 3-2024)	Page 4

The following codes identify payees that are exempt from backup withholding. Enter the appropriate code in the space on line 4.

1 — An organization exempt from tax under section 501(a), any IRA, or a custodial account under section 403(b)(7) if the account satisfies the requirements of section 401(f)(2).

2—The United States or any of its agencies or instrumentalities.

3—A state, the District of Columbia, a U.S. commonwealth or territory, or any of their political subdivisions or instrumentalities.

4—A foreign government or any of its political subdivisions, agencies, or instrumentalities.

5—A corporation.

6—A dealer in securities or commodities required to register in the United States, the District of Columbia, or a U.S. commonwealth or territory.

7—A futures commission merchant registered with the Commodity Futures Trading Commission.

8—A real estate investment trust.

9—An entity registered at all times during the tax year under the Investment Company Act of 1940.

10—A common trust fund operated by a bank under section 584(a).

11— A financial institution as defined under section 581.

12—A middleman known in the investment community as a nominee or custodian.

13—A trust exempt from tax under section 664 or described in section 4947.

The following chart shows types of payments that may be exempt from backup withholding. The chart applies to the exempt payees listed above, 1 through 13.

IF the payment is for . . .	THEN the payment is exempt for . . .
• Interest and dividend payments	All exempt payees except for 7.
•Broker transactions	Exempt payees 1 through 4 and 6 through 11 and all C corporations. S corporations must not enter an exempt payee code because they are exempt only for sales of noncovered securities acquired prior to 2012.
•Barter exchange transactions and patronage dividends	Exempt payees 1 through 4.
•Payments over $600 required to be reported and direct sales over $5,000[1]	Generally, exempt payees 1 through 5.[2]
•Payments made in settlement of payment card or third-party network transactions	Exempt payees 1 through 4.

[1]	See Form 1099-MISC, Miscellaneous Information, and its instructions.

[2]	However, the following payments made to a corporation and reportable on Form 1099-MISC are not exempt from backup withholding: medical and health care payments, attorneys’ fees, gross proceeds paid to an attorney reportable under section 6045(f), and payments for services paid by a federal executive agency.

Exemption from FATCA reporting code. The following codes identify payees that are exempt from reporting under FATCA. These codes apply to persons submitting this form for accounts maintained outside of the United States by certain foreign financial institutions. Therefore, if you are only submitting this form for an account you hold in the United States, you may leave this field blank. Consult with the person requesting this form if you are uncertain if the financial institution is subject to these requirements. A requester may indicate that a code is not required by providing you with a Form W-9 with “Not Applicable” (or any similar indication) entered on the line for a FATCA exemption code.

A — An organization exempt from tax under section 501(a) or any individual retirement plan as defined in section 7701(a)(37).

B — The United States or any of its agencies or instrumentalities.

C — A state, the District of Columbia, a U.S. commonwealth or territory, or any of their political subdivisions or instrumentalities.

D — A corporation the stock of which is regularly traded on one or more established securities markets, as described in Regulations section 1.1472-1(c)(1)(i).

E — A corporation that is a member of the same expanded affiliated group as a corporation described in Regulations section 1.1472-1(c)(1)(i).

F — A dealer in securities, commodities, or derivative financial instruments (including notional principal contracts, futures, forwards, and options) that is registered as such under the laws of the United States or any state.

G — A real estate investment trust.

H — A regulated investment company as defined in section 851 or an entity registered at all times during the tax year under the Investment Company Act of 1940.

I — A common trust fund as defined in section 584(a).

J — A bank as defined in section 581.

K — A broker.

L — A trust exempt from tax under section 664 or described in section 4947(a)(1).

M — A tax-exempt trust under a section 403(b) plan or section 457(g) plan.

Note: You may wish to consult with the financial institution requesting this form to determine whether the FATCA code and/or exempt payee code should be completed.

Line 5

Enter your address (number, street, and apartment or suite number). This is where the requester of this Form W-9 will mail your information returns. If this address differs from the one the requester already has on file, enter “NEW” at the top. If a new address is provided, there is still a chance the old address will be used until the payor changes your address in their records.

Line 6

Enter your city, state, and ZIP code.

Part I. Taxpayer Identification Number (TIN)

Enter your TIN in the appropriate box. If you are a resident alien and you do not have, and are not eligible to get, an SSN, your TIN is your IRS ITIN. Enter it in the entry space for the Social security number. If you do not have an ITIN, see How to get a TIN below.

If you are a sole proprietor and you have an EIN, you may enter either your SSN or EIN.

If you are a single-member LLC that is disregarded as an entity separate from its owner, enter the owner’s SSN (or EIN, if the owner has one). If the LLC is classified as a corporation or partnership, enter the entity’s EIN.

Note: See What Name and Number To Give the Requester, later, for further clarification of name and TIN combinations.

How to get a TIN. If you do not have a TIN, apply for one immediately. To apply for an SSN, get Form SS-5, Application for a Social Security Card, from your local SSA office or get this form online at www.SSA.gov. You may also get this form by calling 800-772-1213. Use Form W-7, Application for IRS Individual Taxpayer Identification Number, to apply for an ITIN, or Form SS-4, Application for Employer Identification Number, to apply for an EIN. You can apply for an EIN online by accessing the IRS website at www.irs.gov/EIN. Go to www.irs.gov/Forms to view, download, or print Form W-7 and/or Form SS-4. Or, you can go to www.irs.gov/OrderForms to place an order and have Form W-7 and/or Form SS-4 mailed to you within 15 business days.

If you are asked to complete Form W-9 but do not have a TIN, apply for a TIN and enter “Applied For” in the space for the TIN, sign and date the form, and give it to the requester. For interest and dividend payments, and certain payments made with respect to readily tradable instruments, you will generally have 60 days to get a TIN and give it to the requester before you are subject to backup withholding on payments. The 60-day rule does not apply to other types of payments. You will be subject to backup withholding on all such payments until you provide your TIN to the requester.

Form W-9 (Rev. 3-2024)	Page 5

Note: Entering “Applied For” means that you have already applied for a TIN or that you intend to apply for one soon. See also Establishing U.S. status for purposes of chapter 3 and chapter 4 withholding, earlier, for when you may instead be subject to withholding under chapter 3 or 4 of the Code.

Caution: A disregarded U.S. entity that has a foreign owner must use the appropriate Form W-8.

Part II. Certification

To establish to the withholding agent that you are a U.S. person, or resident alien, sign Form W-9. You may be requested to sign by the withholding agent even if item 1, 4, or 5 below indicates otherwise.

For a joint account, only the person whose TIN is shown in Part I should sign (when required). In the case of a disregarded entity, the person identified on line 1 must sign. Exempt payees, see Exempt payee code, earlier.

Signature requirements. Complete the certification as indicated in items 1 through 5 below.

1. Interest, dividend, and barter exchange accounts opened before 1984 and broker accounts considered active during 1983. You must give your correct TIN, but you do not have to sign the certification.

2. Interest, dividend, broker, and barter exchange accounts opened after 1983 and broker accounts considered inactive during 1983. You must sign the certification or backup withholding will apply. If you are subject to backup withholding and you are merely providing your correct TIN to the requester, you must cross out item 2 in the certification before signing the form.

3. Real estate transactions. You must sign the certification. You may cross out item 2 of the certification.

4. Other payments. You must give your correct TIN, but you do not have to sign the certification unless you have been notified that you have previously given an incorrect TIN. “Other payments” include payments made in the course of the requester’s trade or business for rents, royalties, goods (other than bills for merchandise), medical and health care services (including payments to corporations), payments to a nonemployee for services, payments made in settlement of payment card and third-party network transactions, payments to certain fishing boat crew members and fishermen, and gross proceeds paid to attorneys (including payments to corporations).

5. Mortgage interest paid by you, acquisition or abandonment of secured property, cancellation of debt, qualified tuition program payments (under section 529), ABLE accounts (under section 529A), IRA, Coverdell ESA, Archer MSA or HSA contributions or distributions, and pension distributions. You must give your correct TIN, but you do not have to sign the certification.

What Name and Number To Give the Requester

For this type of account:		Give name and SSN of:

1.	Individual	The individual

2.	Two or more individuals (joint account) other than an account maintained by an FFI	The actual owner of the account or, if combined funds, the first individual on the account[1]

3.	Two or more U.S. persons (joint account maintained by an FFI)	Each holder of the account

4.	Custodial account of a minor (Uniform Gift to Minors Act)	The minor[2]

5.	a. The usual revocable savings trust (grantor is also trustee)	The grantor-trustee[1]
	b. So-called trust account that is not a legal or valid trust under state law	The actual owner[1]

6.	Sole proprietorship or disregarded entity owned by an individual	The owner[3]

7.	Grantor trust filing under Optional Filing Method 1 (see Regulations section 1.671-4(b)(2)(i)(A))**	The grantor*

For this type of account:		Give name and EIN of:

8.	Disregarded entity not owned by an individual	The owner

9.	A valid trust, estate, or pension trust	Legal entity[4]

10.	Corporation or LLC electing corporate status on Form 8832 or Form 2553	The corporation

11.	Association, club, religious, charitable, educational, or other tax-exempt organization	The organization

12.	Partnership or multi-member LLC	The partnership

13.	A broker or registered nominee	The broker or nominee

14.	Account with the Department of Agriculture in the name of a public entity (such as a state or local government, school district, or prison) that receives agricultural program payments	The public entity

15.	Grantor trust filing Form 1041 or under the Optional Filing Method 2, requiring Form 1099 (see Regulations section 1.671-4(b)(2)(i)(B))**	The trust

[1]	List first and circle the name of the person whose number you furnish. If only one person on a joint account has an SSN, that person’s number must be furnished.

[2]	Circle the minor’s name and furnish the minor’s SSN.

[3]	You must show your individual name on line 1, and enter your business or DBA name, if any, on line 2. You may use either your SSN or EIN (if you have one), but the IRS encourages you to use your SSN.

[4]	List first and circle the name of the trust, estate, or pension trust. (Do not furnish the TIN of the personal representative or trustee unless the legal entity itself is not designated in the account title.)

*	Note: The grantor must also provide a Form W-9 to the trustee of the trust.

** For more information on optional filing methods for grantor trusts, see the Instructions for Form 1041.

Note: If no name is circled when more than one name is listed, the number will be considered to be that of the first name listed.

Secure Your Tax Records From Identity Theft

Identity theft occurs when someone uses your personal information, such as your name, SSN, or other identifying information, without your permission, to commit fraud or other crimes. An identity thief may use your SSN to get a job or may file a tax return using your SSN to receive a refund.

To reduce your risk:

• Protect your SSN,

• Ensure your employer is protecting your SSN, and

• Be careful when choosing a tax return preparer.

If your tax records are affected by identity theft and you receive a notice from the IRS, respond right away to the name and phone number printed on the IRS notice or letter.

If your tax records are not currently affected by identity theft but you think you are at risk due to a lost or stolen purse or wallet, questionable credit card activity, or a questionable credit report, contact the IRS Identity Theft Hotline at 800-908-4490 or submit Form 14039.

For more information, see Pub. 5027, Identity Theft Information for Taxpayers.

Form W-9 (Rev. 3-2024)	Page 6

Victims of identity theft who are experiencing economic harm or a systemic problem, or are seeking help in resolving tax problems that have not been resolved through normal channels, may be eligible for Taxpayer Advocate Service (TAS) assistance. You can reach TAS by calling the TAS toll-free case intake line at 877-777-4778 or TTY/TDD 800-829-4059.

Protect yourself from suspicious emails or phishing schemes. Phishing is the creation and use of email and websites designed to mimic legitimate business emails and websites. The most common act is sending an email to a user falsely claiming to be an established legitimate enterprise in an attempt to scam the user into surrendering private information that will be used for identity theft.

The IRS does not initiate contacts with taxpayers via emails. Also, the IRS does not request personal detailed information through email or ask taxpayers for the PIN numbers, passwords, or similar secret access information for their credit card, bank, or other financial accounts.

If you receive an unsolicited email claiming to be from the IRS, forward this message to phishing@irs.gov. You may also report misuse of the IRS name, logo, or other IRS property to the Treasury Inspector General for Tax Administration (TIGTA) at 800-366-4484. You can forward suspicious emails to the Federal Trade Commission at spam@uce.gov or report them at www.ftc.gov/complaint. You can contact the FTC at www.ftc.gov/idtheft or 877-IDTHEFT (877-438-4338). If you have been the victim of identity theft, see www.IdentityTheft.gov and Pub. 5027.

Go to www.irs.gov/IdentityTheft to learn more about identity theft and how to reduce your risk.

Privacy Act Notice

Section 6109 of the Internal Revenue Code requires you to provide your correct TIN to persons (including federal agencies) who are required to file information returns with the IRS to report interest, dividends, or certain other income paid to you; mortgage interest you paid; the acquisition or abandonment of secured property; the cancellation of debt; or contributions you made to an IRA, Archer MSA, or HSA. The person collecting this form uses the information on the form to file information returns with the IRS, reporting the above information. Routine uses of this information include giving it to the Department of Justice for civil and criminal litigation and to cities, states, the District of Columbia, and U.S. commonwealths and territories for use in administering their laws. The information may also be disclosed to other countries under a treaty, to federal and state agencies to enforce civil and criminal laws, or to federal law enforcement and intelligence agencies to combat terrorism. You must provide your TIN whether or not you are required to file a tax return. Under section 3406, payors must generally withhold a percentage of taxable interest, dividends, and certain other payments to a payee who does not give a TIN to the payor. Certain penalties may also apply for providing false or fraudulent information.